Table of Contents

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 19, 2018

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-27055	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2 Park Plaza

Suite 1200-B

Irvine, CA 92614

(Address of principal executive offices)

949-652-6838

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our existing and anticipated operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our cash expenditures for the next 12 to 36 months. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

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EXPLANATORY NOTE

On or about November 21, 2018, we filed a report on Form 8-K, advising that we had entered into a Securities Purchase Agreement to acquire Alternative Medical Solutions, Inc., an Ontario, Canada corporation (“AMS”). On or about January 7, 2019 we filed an amendment to the aforesaid Form 8-K, advising that all conditions to closing of this acquisition have been satisfied, which also included the audited financial statements of AMS, along with unaudited pro forma financial statements of the consolidated surviving entity. This second amendment is being filed applicable to the status of our Company as a “shell” company and to provide all required disclosure to eliminate such classification once the applicable statutory period has run. The contents of the original Form 8-K and first amendment to the Form 8-K are incorporated herein as if set forth, except as revised or qualified in this amendment.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As we previously reported, effective November 19, 2018, we entered into a Securities Purchase Agreement with Alternative Medical Solutions, Inc., an Ontario, Canada corporation (“AMS”), its shareholders and Hanover CPMD Acquisition Corp., wherein we have now acquired all of the issued and outstanding securities of AMS. As part of the material terms of this transaction, we also agreed to acquire all of the outstanding shareholder loans held by the principal shareholder of AMS. The purchase price was CAD$12,700,000, of which CAD$1,012,982 was paid at closing and we assumed debt of approximately CAD$650,000. The principal shareholders of AMS elected to receive 971,867 shares of our Common Stock in lieu of CAD$985,000 in additional cash (USD$.75 per share). We granted the holders of these shares “piggyback” registration rights. The balance of approximately CAD$10,000,000 to be paid pursuant to the terms of a relevant subordinated non-interest bearing promissory note, secured only by the shares acquired in AMS Principal payments under the Promissory Note are due quarterly and are computed based upon 50% of AMS' cash flow, defined as EBITDA less all capital expenditures, taxes incurred, non-recurring items and other non-cash items for the relevant fiscal quarter, including the servicing of all senior debt payment obligations of the company. The Promissory Note matures the earlier of two years from the date AMS receives a license to cultivate or December 31, 2021.

We also entered into a two year Consulting Agreement with Stephen Barber, a founder of AMS, to assist us in our ongoing discussions and negotiations with various governmental agencies, including the City of Hanover and Province of Ontario, whereby we agreed to pay a monthly fee of CAD$1,500 and issue Mr. Barber (i) 300,000 shares of our common stock; and (ii) an option to purchase up to 500,000 shares of our common stock at an exercise price of USD$1.00 per share, which option shall expire two (2) years from the date of issuance. Further, we agreed to repurchase 133,200 shares of the stock issued to him as part of the AMS acquisition for CAD$135,000 (USD$0.75 per share) and we further agreed repurchase from Mr. Barber 345,333 shares of our common stock issued to him at a price of USD$0.75 per share on or before March 31, 2019. No registration rights were granted to Mr. Barber in connection with the common stock or option grants.

Description of Business

As a result of the AMS acquisition described above, we are again engaged in the cannabis business. AMS is a corporation organized under the laws of the Province of Ontario. It is a late stage marijuana licensed producer applicant in Canada. It is currently in the Pre-License Inspection and Licensing phase, which is Stage 5 of 6, with a fully approved license.  Upon completion of the final construction of the facility, Health Canada will inspect the facility and relevant operating procedures to ensure it meets the standards that have been approved in the application.  At the completion of the licensing stage AMS will receive a license to begin cultivation of marijuana.

The facility is a 48,750 square foot marijuana grow facility built on a 6.7 acre parcel of land located in Hanover, Ontario Canada.  To date, exterior construction of the building has been completed, however, no interior construction has begun. Upon full completion the facility will contain up to 20 separate growing rooms which we believe will provide annual production capacity of 9,500 kilos of marijuana (20,900 lbs.). Completion of the build out of the facility is expected to take an estimated 20 weeks. Together with the remaining equipment needed to complete the grow we estimate that we will require approximately $12 million CAD in additional financing which we will seek to raise via equity and debt.  While there can be no assurances that we will successfully raise the financing required to complete construction of the facility and begin cultivation, we have had several initial discussions with funding sources and while no assurances can be provided, we believe we will be able to obtain such financing. Failure to obtain such financing will have a significant negative impact on our ability to successfully implement our business plan. See “Risk Factors.”

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We have retained 3 of the former AMS employees, including individuals who shall continue to assist AMS with its pending Application and related issuance to AMS of a producer's license under Canadian law, who shall continue to act as a "senior person in charge", "responsible person in charge" or "alternate responsible person in charge" pursuant to applicable Canadian law.

A Cultivation License issued in Canada gives the licensee the right to produce, possess, ship, transport, deliver and destroy dried cannabis and cannabis plants, as well as cannabis oil extracts. The Cultivation License is issued to the licensee for use only at a designated facility. In the case of AMS, the Hanover Facility will be the designated location.

A Sales License may be obtained during the Cultivation License application process, and as a final step of that general process, as described below.

In 2018 AMS received its Confirmation of Readiness for a license under Canadian law. The Confirmation of Readiness is the result of a successful Initial Screening of the application by Health Canada. At the stage of the initial screening, the (i) the proposed business plan; (ii) the Security Clearance Application Form and (iii) record-keeping methods pertaining to security, Good Production Practices, inventory, and destruction methods of AMS were assessed and deemed satisfactory by Health Canada. In parallel to the Initial Screening process, Health Canada conducted the required security clearance process of the proposed personnel. AMS was notified by Health Canada that all members of proposed personnel had obtained the required security clearance. All of these people have been retained by us following the closing of the AMS acquisition.

In the course of the Detailed Review stage, AMS was asked to submit specific information to Health Canada, which was reviewed to:

•	complete the assessment of the application to ensure that it met the requirements of applicable law and regulations;

•	establish that the issuance of the License was not likely to create risks to public health, safety or security, including the risk of cannabis being diverted to an illicit market or use; and

•	establish that there were no other grounds for refusing the application.

As of the date of this report the Officer of Medical Cannabis in Canada has asked AMS to confirm or provide evidence of the following items (the “Evidence Package”):

•	Confirmation of the identity of the qualified Quality Assurance Person for the proposed site;

•	The perimeter of the site is in compliance with sections 54-56 of Subdivision C of the ACMPR;

•	A facility has been built that meets the following:

o	The areas where cannabis is present are in compliance with sections 57 to 62 of Subdivision C of the ACMPR, with sufficient rooms/areas to allow for authorized activities.

o	A storage area is in place and functional as per section 25(2) of the ACMPR; please indicate the level of the storage area as per the Security Directive; and

•	Record-keeping requirements for the production of cannabis have been met, particularly as per sections 160-161, 163-166, and 169 (1)(2) of the ACMPR.

In reviewing the Evidence Package, consideration is specifically given to AMS’s proposed security measures and the description of the storage area for cannabis as required by the Security Directive; the credentials of the proposed quality assurance person to meet the good production requirements under Canadian law and the details listed in the quality assurance report relating to premises, equipment and sanitation program. Physical security plans will also be reviewed and assessed in detail at this stage.

AMS will be in a position to begin assembling the Evidence Package as the construction of the Hanover Facility progresses, and once it is completed and the Hanover Facility becomes operational. To date, exterior construction of the building has been completed, but no interior construction has begun. We expect that we will be in a position to submit the Evidence Package to the Officer of Medical Cannabis shortly following the completion of the Hanover Facility.

Upon the completion of the Detailed Review stage Health Canada is expected to issue a Cultivation License. As part of the terms and conditions on the license, a Licensed Producer is required to notify Health Canada once it begins cultivation. Once notified, Health Canada will schedule an initial inspection to verify that the Licensed Producer is meeting the requirements of applicable Canadian law including, but not limited to, the physical security requirements for the site, record-keeping practices and Good Production Practices and to confirm that the activities being conducted by the Licensed Producer correspond to those indicated on their License.

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Once AMS is issued a Cultivation License, in order to be authorized for the activity of sale specifically, AMS will have to undergo a Pre-Sale Inspection by Health Canada and submit an amendment application to the Office of Medical Cannabis. Health Canada will then schedule an inspection to verify that AMS, as a Licensed Producer, is meeting the requirements of applicable Canadian law including, but not limited to, Good Production Practices, packaging, labelling, shipping, and record keeping prior to allowing the sale or provision of product.

To complete the assessment of the requirements under Canadian law and establish that adding the activity of sale of cannabis products is not likely to create a risk to public health, safety or security, and to confirm that there are no other grounds for refusing the amendment application, the following information is reviewed

•	results of the pre-sale inspection;

•	information submitted in the amendment application to add the activity of sale to the license; and

•	any other relevant information.

When the review is completed, an amended license (ie. the Sales License), including the activity of sale, may be issued to the Licensed Producer. The Licensed Producer may then begin supplying cannabis products to registered clients, other licensed producers and/or other parties named, depending on the activities licensed.

While no assurances can be provided, based on our knowledge of the licensing process under current Canadian law, we expect that we will be in a position to obtain a Cultivation License by the end of 2019, and a Sales License by the end of June 2020, subject to our ability to raise the funds necessary to complete the interior of the property, of which there is no assurance. See “Rick Factors.” The Detailed Review stage will be completed once we complete that construction of a site and production facility that is compliant with the requirements listed above. Based on our projected construction timeline we expect that the construction of the Hanover Facility will be completed by the end of 2019, and that at that time we will have satisfied all of the requirements found in the Confirmation of Readiness and will be in a position to submit the Evidence Package to the Officer of Medical Cannabis. This proposed timeline is only an estimate based on our observations and knowledge of the licensing process under applicable Canadian law and could vary significantly.

License Renewal Processes

Once we obtain the Licenses, any adverse changes or events affecting the construction of the Hanover Facility, or the facility itself once built, could have a material and adverse effect on our ability to continue producing cannabis, our business, financial condition and prospects. See “Risk Factors.”

Canadian law requires that the Minister of Health, after examining the application and any supplementary information requested, issue a renewed License, unless:

(a)	the applicant is not an adult who ordinarily resides in Canada or a corporation that has its head office in Canada or operates a branch office in Canada and whose officers and directors are all adults;

(b)	the requirements regarding notification of local authorities pursuant to the ACMPR have not been met (such notifications would only be required in connection with a renewal if there are changes to the information since the original application);

(c)	an inspector, who has requested an inspection, has not been given the opportunity by the applicant to conduct an inspection;

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(d)	the Minister has reasonable grounds to believe that false or misleading information or false or falsified documents were submitted in or with the application;

(e)	information received from a peace officer, a competent authority or the United Nations raises reasonable grounds to believe that the applicant has been involved in the diversion of a controlled substance or precursor to an illicit market or use;

(f)	the applicant does not have in place the security measures set out in the applicable Canadian law in respect of an activity for which the License is sought;

(g)	the applicant is in contravention of or has contravened in the past 10 years:

(i)	a provision of the Controlled Drugs and Substances Act (the a “CDSA”) or its regulations or the Food and Drugs Act, or

(ii)	a term or condition of another Licensor a permit issued to it under any of those regulations;

(h)	the renewal of the License would likely create a risk to public health, safety or security, including the risk of cannabis being diverted to an illicit market or use;

(i)	any of the following persons does not hold a security clearance:

(i)	the senior person in charge,

(ii)	the responsible person in charge,

(iii)	if applicable, the alternate responsible person in charge,

(iv)	if the applicant is an individual, that individual, and

(v)	if the applicant is a corporation, any of its officers or directors;

(j)	the proposed method of record keeping does not meet the requirements of the ACMPR; or

(k)	if applicable, any supplemental information requested has not been provided or is insufficient to process the application.

There can be no guarantee that Health Canada will extend or renew the Licenses as necessary or, if it extended or renewed, that the Licenses will be extended or renewed on the same or similar terms. Should Health Canada not extend or renew the Licenses, or should it renew the Licenses on different terms, the business, financial condition and results of the operation of AMS would be materially adversely affected. See “Risk Factors.”

Growth by Acquisition

We also plan to grow through the acquisition of related, complimentary businesses. In doing so we expect to increase revenues and profits by providing a broader range of services in vertical markets which are consolidated under one parent, thus realizing synergies between the brands to increase sales on multiple fronts; reducing overhead costs by streamlining operations; and eliminating duplicitous efforts and costs. There are no assurances that we will increase profitability if we are successful in acquiring other synergistic companies.

If we are successful, the acquisition of related, complimentary businesses is expected to increase revenues and profits by providing a broader range of services in vertical markets which are consolidated under one parent, thus reducing overhead costs by streamlining operations and eliminating duplicitous efforts and costs. There are no assurances that we will increase profitability if we are successful in acquiring other synergistic companies.

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Management continues to seek out and evaluate related, complimentary businesses for acquisition. The integrity and reputation of any potential acquisition candidate will first be thoroughly reviewed to ensure it meets with management’s standards. Once targeted as a potential acquisition candidate, we will enter into negotiations with the potential candidate and commence due diligence evaluation, including its financial statements, cash flow, debt, location and other material aspects of the candidate’s business. It is our intention to utilize the issuance of our securities as part of the consideration that we will pay for these proposed acquisitions. If we are successful in our attempts to acquire synergistic companies utilizing our securities as part or all of the consideration to be paid, our current shareholders will incur dilution.

In implementing a structure for a particular acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. We may also acquire stock or assets of an existing business.

As part of our investigation, our officers and directors will meet personally with management and key personnel, may visit and inspect material facilities, obtain independent analysis of verification of certain information provided, check references of management and key personnel, and take other reasonable investigative measures, to the extent of our limited financial resources and management expertise. The manner in which we participate in an acquisition will depend on the nature of the opportunity, the respective needs and desires of us and other parties, the management of the acquisition candidate and our relative negotiation strength.

We will participate in an acquisition only after the negotiation and execution of appropriate written agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require some specific representations and warranties by all of the parties thereto, will specify certain events of default, will detail the terms of closing and the conditions which must be satisfied by each of the parties prior to and after such closing, will outline the manner of bearing costs, including costs associated with our attorneys and accountants, will set forth remedies on default and will include miscellaneous other terms.

Depending upon the nature of the acquisition, including the financial condition of the acquisition company, as a reporting company under the Securities Exchange Act of 1934 (the “34 Act”), it may be necessary for such acquisition candidate to provide independent audited financial statements. If so required, we will not acquire any entity which cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. If such audited financial statements are not available at closing, or within time parameters necessary to ensure our compliance with the requirements of the 34 Act, or if the audited financial statements provided do not conform to the representations made by the candidate to be acquired in the closing documents, the closing documents will provide that the proposed transaction will be voidable, at the discretion of our present management. If such transaction is voided, the agreement will also contain a provision providing for the acquisition entity to reimburse us for all costs associated with the proposed transaction.

We intend to continue a focus on the acquisition of additional companies operating in jurisdictions where cannabis is legal on a national basis. Our focus is initially on Canadian Licensed Producers of marijuana but may extend to other cannabis related products. If and when cannabis becomes legal in other foreign jurisdictions we will research acquisition or development opportunities. We intend to target opportunities which are revenue generating or will be in the immediate future, low-cost producers and either profitable or nearing profitability.

We are presently in discussion with other companies operating in the cannabis industry regarding a potential acquisition or other form of partnership. Relevant thereto, we have signed a non-binding letter of intent to acquire Great Northern Cannabis Ltd of Calgary, Alberta, Canada. However, there can be no assurance we will be successful consummating any additional acquisitions in the future, nor can there be any assurance we will have access available to equity and debt financing required to consummate any transaction in the future.

We do not engage in any U.S. cannabis-related activities unless and until federal laws on cannabis prohibition are eliminated and cannabis is no longer considered a Schedule I controlled substance. If this changes in the future we may review opportunities in the United States if such opportunities arise under acceptable terms and conditions. There are no assurances this will occur.

Description of Property

During our fiscal year ended December 31, 2017, Mr. Herick provided office space at his home at no cost to us.

On April 1, 2018 we changed our principal place of business to 2 Park Plaza, Suite 1200 – B. Irvine, CA. 92614, telephone: 949-652-6838. This space is provided to us on a twelve month term by a company to which Mr. Nicosia, one of our directors, serves as Chief Executive Officer. Our monthly rent is $1,000, however, as of the date of this filing we have not made any rent payments and continue to accrue those amounts as accounts payable. We believe this location will be sufficient for our current business purposes.

Legal Proceedings

AMS is a defendant in an action filed against it by Ataraxia Ltd in Ontario, Canada. Lawsuit alleges breach of contract and is seeking damages from lost profits in an amount up to $15 million CAD. AMS has filed an answer including an allegation that the action is frivolous. We have an agreement with the sellers of AMS that Any legal fees we incur or settlement amounts paid to Ataraxia are credited against the CAD$10MM note issued to the AMS shareholders.

We are not a party to any other legal proceeding as of the date of this report and we are unaware of any such proceeding threatened against us.

Employees

Until November 2018, we had no employees except our current management. Upon the closing of the AMS transaction we retained 3 of their employees. See above. We anticipate that we will retain additional employees as we close additional acquisitions in the future, of which there is no assurance. No employee is a member of any union. We believe our relationship with our employees is satisfactory.

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Competition

We are competing with other companies, both publicly held and private, who are also seeking to acquire or otherwise consolidate with an existing Canadian cannabis business. Many of our competitors have greater resources, both financial and otherwise, than the resources presently available to us.

Intellectual Property

We currently do not hold any patents or patent applications. We hold one registered trademark, Recruit Registry™. This Report contains additional trademarks, service marks, or trade names of others. Our use or display of other parties’ trademarks, service marks or trade names is not intended to imply and does not imply a relationship with, or endorsement of, such parties. We seek to protect our proprietary information, including our trade secrets and proprietary know-how, by requiring our employees, consultants and other advisors to execute confidentiality agreements upon the commencement of their employment or engagement. These agreements generally provide that all confidential information developed or made known during the course of the relationship with us be kept confidential and not be disclosed to third parties except in specific circumstances. In the case of our employees, the agreements also typically provide that all inventions resulting from work performed for us, utilizing our property or relating to our business and conceived or completed during employment shall be our exclusive property to the extent permitted by law. Where appropriate, agreements we obtain with our consultants also typically contain similar assignment of invention provisions. Further, we generally require confidentiality agreements from business partners and other third parties that receive our confidential information.

Government Regulation

It is our intention to continue to emphasize the cannabis industry in our search for business opportunities, specifically in Canada. As of the date of this report we do not have any intention of engaging in the cannabis industry in the United States so long as marijuana remains a Schedule-I controlled substance and remains illegal under US federal law.

A Schedule I controlled substance is defined as a substance that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The Department of Justice defines Schedule 1 controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” If the applicable federal laws are repealed to eliminate cannabis as a controlled substance in the US we will consider potential cannabis acquisitions in the US.

Canadian Regulations

Summary of the Cannabis Act

On October 17, 2018, the Cannabis Act came into force as law with the effect of legalizing adult recreational use of cannabis across Canada. The Cannabis Act replaced the ACMPR and the IHR, both of which came into force under the Controlled Drugs and Substances Act (Canada) (the “CDSA”), which previously permitted access to cannabis for medical purposes for only those Canadians who had been authorized to use cannabis by their health care practitioner. The ACMPR replaced the Marihuana for Medical Purposes Regulations (Canada) (the “MMPR”), which was implemented in June 2013. The MMPR replaced the Marihuana Medical Access Regulations (Canada) (the “MMAR”) which was implemented in 2001. The MMPR and MMAR were initial steps in the Government of Canada’s legislative path towards the eventual legalization and regulating recreational and medical cannabis.

The Cannabis Act permits the recreational adult use of cannabis and regulates the production, distribution and sale of cannabis and related oil extracts in Canada, for both recreational and medical purposes. Under the Cannabis Act, Canadians who are authorized by their health care practitioner to use medical cannabis have the option of purchasing cannabis from one of the producers licensed by Health Canada and are also able to register with Health Canada to produce a limited amount of cannabis for their own medical purposes or to designate an individual who is registered with Health Canada to produce cannabis on their behalf for personal medical purposes.

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Pursuant to the Cannabis Act, subject to provincial regulations, individuals over the age of 18 are be able to purchase fresh cannabis, dried cannabis, cannabis oil, and cannabis plants or seeds and are able to legally possess up to 30 grams of dried cannabis, or the equivalent amount in fresh cannabis or cannabis oil. The Cannabis Act also permits households to grow a maximum of four cannabis plants. This limit applies regardless of the number of adults that reside in the household. In addition, the Cannabis Act provides provincial and municipal governments the authority to prescribe regulations regarding retail and distribution, as well as the ability to alter some of the existing baseline requirements of the Cannabis Act, such as increasing the minimum age for purchase and consumption.

Provincial and territorial governments in Canada have made varying announcements on the proposed regulatory regimes for the distribution and sale of cannabis for adult-use purposes. For example, Québec, New Brunswick, Nova Scotia, Prince Edward Island, Yukon and the Northwest Territories have chosen the government-regulated model for distribution, whereas Saskatchewan and Newfoundland & Labrador have opted for a private sector approach. Alberta, Ontario, Manitoba, Nunavut and British Columbia have announced plans to pursue a hybrid approach of public and private sale and distribution.

In connection with the new framework for regulating cannabis in Canada, the Federal Government has introduced new penalties under the Criminal Code (Canada), including penalties for the illegal sale of cannabis, possession of cannabis over the prescribed limit, production of cannabis beyond personal cultivation limits, taking cannabis across the Canadian border, giving or selling cannabis to a youth and involving a youth to commit a cannabis-related offence.

On July 11, 2018, the Federal Government published regulations in the Canada Gazette to support the Cannabis Act, including the Cannabis Regulations, the new Industrial Hemp Regulations, along with proposed amendments to the Narcotic Control Regulations and certain regulations under the Food and Drugs Act (Canada). The Industrial Hemp Regulations and the Cannabis Regulations, among other things, outline the rules for the legal cultivation, processing, research, analytical testing, distribution, sale, importation and exportation of cannabis and hemp in Canada, including the various classes of licenses that can be granted, and set standards for cannabis and hemp products. The Industrial Hemp Regulations and the Cannabis Regulations include strict specifications for the plain packaging and labelling and analytical testing of all cannabis products as well as stringent physical and personnel security requirements for all federally licensed production sites. The Industrial Hemp Regulations and the Cannabis Regulations also maintain a distinct system for access to cannabis. With the Cannabis Act now in force, cannabis has ceased to be regulated under the CDSA and is instead regulated under the Cannabis Act, and both the ACMPR and the IHR have been repealed effective October 17, 2018.

On June 7, 2018, Bill-C45 passed the third reading in the Senate with a number of amendments to the language of the Cannabis Act. More specifically, the Senate proposed:

•	establishing a committee of the Senate and a committee of the House of Commons to undertake a comprehensive review of the administration and operation of the Cannabis Act;

•	assisting provinces and territories to facilitate the development of workplace impairment policies;

•	allowing provinces to place restrictions on the ability of individuals to engage in home cultivation;

•	that law enforcement be provided with the appropriate tools and resources to address concerns about continued illicit production, diversion, and sale of cannabis to youth, including preventing the sharing of marihuana among young adults by rendering it a ticketable offence;

•	that the prices set for cannabis products and the applicable taxes reflect the dual objective of minimizing the health dangers of cannabis consumption and undercutting the illicit market of cannabis;

•	mandatory health warnings for cannabis products, including warnings about the danger of smoking cannabis, the danger of exposure to second-hand cannabis smoke, and the risks of combining cannabis and tobacco;

•	testing procedures for THC content be standardized to ensure accurate measurement to better protect consumer health and safety;

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•	that forthcoming regulations for edible products and other forms of cannabis ensure that product packaging is child-resistant and does not appeal to young people, and that the type of available products should be strictly limited;

•	adequate and ongoing funding for sustained, evidence-based cannabis education and prevention programs to provide Canadians, especially young Canadians, with knowledge about the health risks of cannabis use, including on-going research initiatives on the impact of cannabis use on the developing brain; and that the federal government commit to on-going educational initiatives to ensure youth are informed on the effects of cannabis use;

•	to prohibit licensees under the Cannabis Act to distribute branded merchandise, such as T-shirts and baseball caps and imposing a moratorium on loosening the regulations on the branding, marketing, and promotion of cannabis for 10 years;

•	to set aggressive targets, comparable to the successful Federal Tobacco Control Strategy, to reduce the number of youth and adult cannabis users; and

•	to ensure that the Cannabis Tracking System be operational upon the coming-into-force of the Cannabis Act.

Security Clearances

The Cannabis Regulations require that certain people associated with cannabis licensees, including individuals occupying a “key position” directors, officers, large shareholders and individuals identified by the Minister of Health, must hold a valid security clearance issued by the Minister of Health. Officers and directors of a parent corporation must be security cleared.

Under the Cannabis Regulations, the Minister of Health may refuse to grant security clearances to individuals with associations to organized crime or with past convictions for, or an association with, drug trafficking, corruption or violent offences. Individuals who have histories of nonviolent, lower-risk criminal activity (for example, simple possession of cannabis, or small-scale cultivation of cannabis plants) are not precluded from participating in the legal cannabis industry, and the grant of security clearance to such individuals is at the discretion of the Minister of Health and such applications will be reviewed on a case-by-case basis.

Cannabis Tracking System

Under the Cannabis Act, the Minister of Health is authorized to establish and maintain a national cannabis tracking system. The Cannabis Regulations set out a national cannabis tracking system to track cannabis throughout the supply chain to help prevent diversion of cannabis into, and out of, the illicit market. The Cannabis Regulations also provides the Minister of Health with the authority to make a ministerial order that would require certain persons named in such order to report specific information about their authorized activities with cannabis, in the form and manner specified by the Minister of Health.

Cannabis Products

The Cannabis Regulations set out the requirements for the sale of cannabis products at the retail level permit the sale of dried cannabis, cannabis oil, fresh cannabis, cannabis plants, and cannabis seeds, including in such forms as “prerolled” and in capsules. The THC content and serving size of cannabis products is limited by the Cannabis Regulations. The sale of edibles containing cannabis and cannabis concentrates was not initially permitted, however the federal government anticipates that such products will be legalized within one year following the coming into force of the Cannabis Act.

Description of Canadian Licenses and Licensing Requirements

Laws and regulations affecting the medical marijuana industry are constantly changing, which could detrimentally affect our proposed operations. Local, state and federal medical marijuana laws and regulations are broad in scope and subject to evolving interpretations, which could require us to incur substantial costs associated with compliance or alter our business plan. In addition, violations of these laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our operations. It is also possible that regulations may be enacted in the future that will be directly applicable to our business. These ever-changing regulations could even affect federal tax policies that may make it difficult to claim tax deductions on our returns. We cannot predict the nature of any future laws, regulations, interpretations or applications, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our business.

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Risk Factors

An investment in our Common Shares involves a number of risks. In addition to the other information contained in this report, or the documents incorporated by reference herein, prospective purchasers should give careful consideration to the following risk factors. Any of the matters highlighted in these risk factors could adversely affect our business and financial condition, causing an investor to lose all, or part of, its, his or her investment. The risks and uncertainties described below are those we currently believe to be material, but they are not the only ones we face. If any of the following risks, or any other risks and uncertainties that we have not yet identified or that we currently consider not to be material, actually occur or become material risks, our business, prospects, financial condition, results of operations and cash flows and consequently the price of the Common Shares could be materially and adversely affected.

Risks Related to our Operations

We may not be able to continue as a going concern or fund our existing capital needs.

Our independent registered public accounting firm included an explanatory paragraph in their report on our financial statements related to the uncertainty in our ability to continue as a going concern. The paragraph stated that we do not have sufficient cash on-hand or other funding available to meet our obligations and sustain our operations, which raises substantial doubt about our ability to continue as a going concern. Our cash and cash equivalents were sufficient to fund our existing development commitments, indebtedness and general operating expenses through December 31, 2017; however, we will not be generating any product-based revenues or realizing cash flows from operations in the near term, if at all, and may not have sufficient cash or other funding available to complete our anticipated business activities during 2019.

We have incurred losses in the past and expect to incur greater losses until we implement our business plan.

We are a development stage company and we have not yet begun generating revenues and we do not expect to begin generating revenues until we are granted licenses by Health Canada to produce cannabis., provided that we are successful in obtaining the funding necessary to conduct these trials. There can be no assurances that we will have sufficient funds to complete our initial grow facility.

There are factors which may prevent us from realizing our business objectives.

Our growth strategy contemplates building the Hanover facility in order to generate revenues. There is a risk that this will not be achieved on time, on budget, or at all because there are a variety of factors that can adversely affect this objective, including:

•	Delays in obtaining, or conditions imposed by, regulatory approvals;

•	Facility design errors;

•	Environmental pollution, non-performance by third party contractors, increases in material or labor costs, construction performance falling below expected levels of output or efficiency;

•	Breakdown, aging or failure of equipment or processes;

•	Operational inefficiencies;

•	Labor disputes, disruptions and declines in productivity; inability to find and retain sufficient qualified workers;

•	Disruption in supply of energy and utilities; and

•	Force majure.

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We are a development stage company and may never attain product sales.

We expect our net operating losses to continue until we begin producing cannabis, which is expected to occur by the middle on 2020. We are unable to predict the extent of future losses or when we will become profitable, if ever.  We have incurred significant net losses since our formation.  We have incurred an accumulated deficit of $(33,896,163) and $(35,061,568) as of December 31, 2017 and September 30, 2018, respectively.

We have not conducted any significant business operations yet and have been unprofitable to date.

There is no prior operating history by which to evaluate the likelihood of our success or our contribution to our overall profitability.  We may never complete the Hanover facility and commence significant operations or, if we do obtain our cultivation license there are no assurances that the results will be positive.

We may require additional funding to satisfy our future capital needs, and future financing strategies may adversely affect holders of our Common Stock.

Our proposed operations require significant additional funding to allow us to complete the facility and obtain our cultivation license, and the absence of any meaningful revenues in the near future. We do not know whether additional financing will be available to us on favorable terms or at all.  If we cannot raise additional funds we may be required to reduce or sell our facility before it is completed or we obtain our cultivation license.

To the extent we raise additional capital by issuing equity securities our stockholders could experience substantial dilution.  Any additional equity securities we issue or issuances of debt we may enter into or undertake may have rights, preferences or privileges senior to those of existing holders of stock.

We have limited operational history in an emerging industry that has been legalized in Canada as well as some state in the US but remains illegal in others and under federal law, making it difficult to accurately predict and forecast business operation.

Because cannabis has only been legal in Canada for a short period of time and the fact that we have only a limited operational history with no revenues to date, it is and will continue to be extremely difficult to make accurate predictions and forecasts on our growth and finances. There is no guarantee our products, when developed, will remain attractive to potential and current clients as our industry continues to grow and develop.

Additionally, though our management team has varied and extensive business backgrounds and technical expertise, they, along with everyone else involved in the cannabis industry, have limited substantive prior working experience and managing operations in our industry. Because of our limited operating history and the recent development of the cannabis industry in general, it is very difficult to evaluate our business and the future prospects. We will encounter risks and difficulties and, in order to overcome these risks and difficulties, we believe we must:

•	Execute our business and marketing strategy successfully;
•	Increase the number of clients;
•	Meet the expected demand with quality product delivered in a timely manner;
•	When appropriate, partner with affiliate marketing companies to explore the demand;
•	Upgrade our product and services and continuously provide wider distribution; and
•	Attract, hire, motivate and retain qualified personnel.

If these objectives are not achieved our results of operations could suffer.

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We have recently acquired Alternative Medical Solutions Inc. (“AMS”), who is Not a Licensed Producer under Canadian law

AMS has applied to Health Canada to become a Licensed Producer under Canadian law that would enable it to cultivate and sell marijuana to patients across Canada. AMS has not yet received the Licenses and there is no guarantee that it will become a Licensed Producer. Health Canada has received many applications and only a small fraction has been approved to date. Furthermore, the timing and success of AMS at the various steps in the licensing process is beyond its control and the sole discretion thereof lies with Health Canada. AMS’s ability to grow, store and sell cannabis in Canada is dependent on receiving a Cultivation and Sales License from Health Canada (in the aggregate, the “Licenses”) and there can be no assurance that AMS will obtain such Licenses.

Even if AMS is successful in obtaining these Licenses, the Licenses will be subject to ongoing compliance and reporting requirements.

Failure to comply with the requirements of the Licenses or any failure to maintain the Licenses would have a material adverse impact on our business, financial condition and operating results. Although we believe that AMS will meet the requirements of Canadian law, there can be no guarantee that Health Canada will grant these Licenses. Should Health Canada not grant the Licenses, our business, financial condition and operating results would be materially adversely affected. To the extent such Licenses are not obtained, we may be curtailed or prohibited from our proposed production of cannabis or from proceeding with the development of our operations as currently proposed.

We are subject to many of the risks common to early-stage enterprises, including limitations with respect to personnel, financial, and other resources and lack of revenues.

AMS entered the cannabis industry in 2014. There is no assurance that we will be successful in achieving a return on shareholders’ investment and the likelihood of success must be considered in light of the early stage of operations.

AMS has incurred operating losses since its inception.

There are no assurances we will be able to achieve or maintain profitability and we may continue to incur significant losses into the future. In addition, we expect to continue to increase operating expenses as we implement initiatives to grow our business. If we do not generate revenues to offset these expected increases in costs and operating expenses we will not be profitable.

AMS did not generate operating revenue and historically has had negative cash flow from operating activities.

It is anticipated that we will continue to have negative cash flows in the foreseeable future. Continued losses may have the following consequences:

•	increasing our vulnerability to general adverse economic and industry conditions;

•	limiting our ability to obtain additional financing to fund future working capital, capital expenditures, operating costs and other general corporate requirements; and

•	limited our flexibility in planning for, or reacting to, changes in our business and the industry.

Our success is dependent upon our ability to develop markets.

Our ability to successfully penetrate the cannabis channel as well as other target markets will determine actual operating results. While we anticipate the creation of a compelling services model for our potential clients, we may not be able to fully develop our planned service offering(s) in a manner that is predictable or profitable.

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Competition in our industry is intense.

There are many competitors in the cannabis industry, including many who offer similar services as those offered by us. There can be no guarantees that in the future other companies won’t enter this arena by developing products that are in direct competition with us. We anticipate the presence as well as entry of other companies in this market space but acknowledges that we may not be able to establish or if established, to maintain a competitive advantage. Some of these companies may have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical, sales and marketing resources. This may allow them to respond more quickly than us to market opportunities. It may also allow them to devote greater resources to the marketing, promotion and sale of their products and or services. These competitors may also adopt more aggressive pricing policies and make more attractive offers to existing and potential customers, employees, strategic partners, distribution channels and advertisers. Increased competition is likely to result in price reductions, reduced gross margins and a potential loss of market share.

Due to our limited financial resources, litigation could negatively impact our financial condition even if we have not caused damages to any potential claimant.

Litigation is used as a competitive tactic both by established companies seeking to protect their existing position in a market and by emerging companies attempting to gain access to a market. In such litigation, complaints may be filed on a variety of grounds, including but not limited to antitrust violations, breach of contract, trade secret, patent or copyright infringement, patent or copyright invalidity and unfair business practices. If we are forced to defend ourselves against such claims, whether or not meritorious, we are likely to incur substantial expense and diversion of management attention, and may encounter market confusion and the reluctance of licensees and distributors to commit resources to us.

We have limited capitalization and limited funds available for operations; we will require additional financing.

Expansion of our business will require capital expenditures. Our capital requirements will depend upon numerous factors, including the size and success of our marketing and sales network, and the demand for our products and services. If funds generated from our operations are insufficient to allow us to grow as we hope to do, we may need to raise additional funds through public or private financing. No assurance can be given that additional financing will be available or that, if available, it will be obtained on terms favorable to us. If adequate funds are not available we may have to reduce or eliminate expenditures which would have a material adverse effect on our results of operations.

While we are confident we will have sufficient funds from operations to fully implement our business plan, there can be no assurances this will occur. If we do require additional funds to implement our business, as of the date of this report no one has committed to provide us any capital. If we are unsuccessful in raising any additional capital if and when needed or identified we will be unable to fully execute our current business strategy and are likely to be unable to sustain our operations. If adequate capital cannot be obtained under terms we can support, we will be forced to curtail or delay the expansion of our sales and marketing capabilities, which could cause our results of operations to suffer.

Our management and principal shareholders have the ability to significantly influence or control matters requiring a shareholder vote and other shareholders may not have the ability to influence corporate transactions.

Currently, our principal shareholders own in excess of a majority of our outstanding Common Stock. As a result, they have the ability to determine the outcome on all matters requiring approval of our shareholders, including the election of directors and approval of significant corporate transactions.

Our management does not have significant financial reporting experience, or significant experience in managing a public company.

This may make it difficult in establishing and maintaining acceptable internal controls on financial reporting and which also may lead to delays in filing required reports with the Securities and Exchange Commission. Our Common Stock is currently traded on the OTC Pink Sheets but we do intend to reapply to the OTCQB for listing. If we are approved for trading on the OTCQB and fail to file our reports with the SEC, we could be delisted which will make it more difficult for you to sell your securities.

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Our management may have conflicts of interest.

Some members of our management are employed on a full time basis by other businesses involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our Company. We believe that none currently exist but it is the intent of the management to keep any transactions free of conflicts of interest. Management is also working on the creation of job specific tasking as well as non-compete agreements that will be deployed as possible and as related to our existing and future team members.

Our current officers and directors have other interests outside of our business and we have not entered into employment agreements with them.

Loss of any of our members of management will have a negative impact upon our business efforts and results of operations.

There is no assurance we can generate profitability.

As of the date of this report we have yet to begin generating revenues from our operations. While no assurances can be provided, we expect to begin generating revenues by 2020. Partially because of the current lack of available cannabis product in Canada, our intention is to attempt to maximize production so as to establish reliable outlets for our cannabis products. There are no assurances that this will occur, or that we will be able to generate positive cash flows in the foreseeable futures, or at all.

We are dependent upon our management to continue our growth.

We believe we will rapidly and significantly expand our operations and growth as a result of the continued expansion of the cannabis industry. There are no assurances this will occur. However, if it does occur we will need to significantly expand our administrative facilities which will continue to be required in order to address potential market opportunities. The rapid growth will place a significant strain on our management and operational and financial resources. Our success is principally dependent on our current management personnel for the operation of our business.

We may not be able to hire or retain qualified staff. If qualified and skilled staff are not attracted and retained, growth of our business may be limited. The ability to provide high quality service will depend on attracting and retaining educated staff, as well as professional experiences that is relevant to our market, including for marketing, technology and general experience in this industry. There will be competition for personnel with these skill sets. Some technical job categories may experience severe shortages in the United States.

Our ability to deliver quality services depends on our ability to manage and expand our marketing, operational and distribution systems, recruit additional qualified employees and train, and manage and motivate both current and new employees. Failure to effectively manage our growth would have a material adverse effect on our business.

Risks Relating to our Common Stock

There is a limited market for our securities and there can be no assurance that such a market will develop in the future.

Our Common Stock currently trades on the OTC “Pink Sheets” under the trading symbol “CPMD.” We have also commenced efforts to list our Common Stock for trading on the Canadian Securities Exchange. There are no assurances that a market will develop in the future or, if developed, that it will continue. In the absence of a public trading market, an investor may be unable to liquidate his investment in our Company.

There are no automated systems for negotiating trades on the OTC Pink Sheets and it is possible for the price of a stock to go up or down significantly during a lapse of time between placing a market order and its execution, which may affect your trades in our securities.

Because there are no automated systems for negotiating trades on the OTC Pink Sheets, they are conducted via telephone. In times of heavy market volume, the limitations of this process may result in a significant increase in the time it takes to execute investor orders. Therefore, when investors place market orders, an order to buy or sell a specific number of shares at the current market price, it is possible for the price of a stock to go up or down significantly during the lapse of time between placing a market order and its execution.

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Our stock is currently considered a “penny stock” and will continue to be so considered so long as it trades below $5.00 per share. This can adversely affect its liquidity.

Our Common Stock is currently considered a “penny stock” and will continue to be considered a penny stock so long as it trades below $5.00 per share and as such, trading in our Common Stock will be subject to the requirements of Rule 15g-9 under the Securities Exchange Act of 1934. Under this rule, broker/dealers who recommend low-priced securities to persons other than established customers and accredited investors must satisfy special sales practice requirements. The broker/dealer must make an individualized written suitability determination for the purchaser and receive the purchaser’s written consent prior to the transaction.

SEC regulations also require additional disclosure in connection with any trades involving a “penny stock,” including the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and its associated risks. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from recommending transactions in our securities, which could severely limit the liquidity of our securities and consequently adversely affect the market price for our securities. In addition, few broker or dealers are likely to undertake these compliance activities. Other risks associated with trading in penny stocks could also be price fluctuations and the lack of a liquid market.

Any adverse effect on the market price of our Common Stock could make it difficult for us to raise additional capital through sales of equity securities at a time and at a price that we deem appropriate.

Sales of substantial amounts of our Common Stock, or in anticipation that such sales could occur, may materially and adversely affect prevailing market prices for our Common Stock, if and when such market develops in the future.

The market price of our Common Stock may fluctuate significantly in the future.

We expect that the market price of our Common Stock may fluctuate in response to one or more of the following factors, many of which are beyond our control:

•	competitive pricing pressures;

•	our ability to market our services on a cost-effective and timely basis;

•	our inability to obtain working capital financing, if needed;

•	changing conditions in the market;

•	changes in market valuations of similar companies;

•	stock market price and volume fluctuations generally;

•	regulatory developments;

•	fluctuations in our quarterly or annual operating results;

•	additions or departures of key personnel; and

•	future sales of our Common Stock or other securities.

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The price at which you purchase shares of our Common Stock may not be indicative of the price that will prevail in the trading market. You may be unable to sell your shares of Common Stock at or above your purchase price, which may result in substantial losses to you and which may include the complete loss of your investment. In the past, securities class action litigation has often been brought against a company following periods of stock price volatility. We may be the target of similar litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and our resources away from our business. Any of the risks described above could adversely affect our sales and profitability and also the price of our Common Stock.

Provisions of our Certificate of Incorporation and Bylaws may delay or prevent a take-over that may not be in the best interests of our stockholders.

Provisions of our Certificate of Incorporation and Bylaws may be deemed to have anti-takeover effects, which include when and by whom special meetings of our stockholders may be called, and may delay, defer or prevent a takeover attempt.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain executive management and qualified board members.

As a public company, we are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act, the Dodd-Frank Act, and other applicable securities rules and regulations. Compliance with these rules and regulations will increase our legal and financial compliance costs, make some activities more difficult, time-consuming or costly and increase demand on our systems and resources, particularly after we are no longer an “emerging growth company,” as defined in the Jumpstart our Business Startups Act, or the JOBS Act. The Exchange Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and operating results. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain and, if required, improve our disclosure controls and procedures and internal control over financial reporting to meet this standard, significant resources and management oversight may be required. As a result, management’s attention may be diverted from other business concerns, which could adversely affect our business and operating results. We may need to hire more employees in the future or engage outside consultants, which will increase our costs and expenses.

In addition, changing laws, regulations and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs and making some activities more time consuming. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to their application and practice, regulatory authorities may initiate legal proceedings against us and our business may be adversely affected.

However, for as long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We may take advantage of these reporting exemptions until we are no longer an “emerging growth company.”

We would cease to be an “emerging growth company” upon the earliest of: (i) the first fiscal year following the fifth anniversary of this offering, (ii) the first fiscal year after our annual gross revenues are $1.0 billion or more, (iii) the date on which we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt securities, or (iv) as of the end of any fiscal year in which the market value of our Common Stock held by non-affiliates exceeded $700 million as of the end of the second quarter of that fiscal year.

We also expect that being a public company and these new rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage once we put such coverages in place, which we intend to implement in the near future. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee and compensation committee, and qualified executive officers.

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As a result of disclosure of information in this report and in filings required of a public company, our business and financial condition will become more visible, which we believe may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, our business and operating results could be adversely affected, and even if the claims do not result in litigation or are resolved in our favor, these claims, and the time and resources necessary to resolve them, could divert the resources of our management and adversely affect our business and operating results.

The market price for our Common Stock will be particularly volatile given our status as a relatively unknown company, with a limited operating history and lack of profits which could lead to wide fluctuations in our share price. You may be unable to sell your Common Stock at or above your purchase price, which may result in substantial losses to you.

The anticipated price volatility of our Common Stock in the future will be particularly volatile when compared to the shares of larger, more established companies that trade on a national securities exchange and have large public floats. The volatility in our share price will be attributable to a number of factors. First, our Common Stock will be, compared to the shares of such larger, more established companies, sporadically and thinly traded. As a consequence of this limited liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could decline precipitously in the event that a large number of our Common Stock are sold on the market without commensurate demand. Secondly, we are a speculative or “risky” investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our potential products. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a larger, more established company that trades on a national securities exchange and has a large public float. Many of these factors are beyond our control and may decrease the market price of our Common Stock, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our Common Stock will be at any time.

Our future results may vary significantly which may adversely affect the price of our Common Stock.

It is possible that our quarterly revenues and operating results may vary significantly in the future and that period-to-period comparisons of our revenues and operating results are not necessarily meaningful indicators of the future. You should not rely on the results of one quarter as an indication of our future performance. It is also possible that in some future quarters, our revenues and operating results will fall below our expectations or the expectations of market analysts and investors. If we do not meet these expectations, the price of our Common Stock may decline significantly.

We are classified as an “emerging growth company” as well as a “smaller reporting company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies will make our Common Stock less attractive to investors.

As a reporting company under the Exchange Act, we expect to be classified as an "emerging growth company," as defined in the JOBS Act, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our Common Stock less attractive because we may rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933 (the “Securities Act” or “33 Act”) for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably opted out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the JOBS Act.

We could remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our Common Stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

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Notwithstanding the above, we are a “smaller reporting company.” In the event that we are still considered a “smaller reporting company,” at such time are we cease being an “emerging growth company,” the disclosure we will be required to provide in our SEC filings will increase, but will still be less than it would be if we were not considered either an “emerging growth company” or a “smaller reporting company.” Specifically, similar to “emerging growth companies,” “smaller reporting companies” are able to provide simplified executive compensation disclosures in their filings; are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that independent registered public accounting firms provide an attestation report on the effectiveness of internal control over financial reporting; and have certain other decreased disclosure obligations in their SEC filings. Decreased disclosures in our SEC filings due to our status as an “emerging growth company” or “smaller reporting company” may make it harder for investors to analyze our results of operations and financial prospects. Should we cease to be an “emerging growth company” but remain a “smaller reporting company”, we would be required to: (1) comply with new or revised US GAAP accounting standards applicable to public companies, (2) comply with new Public Company Accounting Oversight Board requirements applicable to the audits of public companies, and (3) to make additional disclosures with respect to related party transactions, namely Item 404(d).

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on our behalf. We disclaim any obligation to update forward-looking statements.

Overview and History

We were originally incorporated in the State of Colorado in August 1998 under the name “Network Acquisitions, Inc.” We changed our name to Cavion Technologies, Inc. in February 1999 and subsequently to Concord Ventures, Inc. in October 2006.

On December 21, 2000, we filed for protection under Chapter 11 of the United States Bankruptcy Code. In connection with the filing, on February 16, 2001, we sold our entire business, and all of our assets, for the benefit of our creditors. After the sale, we still had liabilities of $8.4 million and were subsequently dismissed by the Court from the Chapter 11 reorganization, effective March 13, 2001, at which time the last of our remaining directors resigned. On March 13, 2001, we had no business or other source of income, no assets, no employees or directors, outstanding liabilities of approximately $8.4 million and had terminated our duty to file reports under securities law. In February 2008, we were re-listed on the OTC Bulletin Board.

In April 2010, we re-domiciled in Delaware under the name CCVG, Inc. (“CCVG”). Effective December 31, 2010, CCVG completed an Agreement and Plan of Merger and Reorganization (the “Reorganization") which provided for the merger of two of our wholly owned subsidiaries. As a result of this reorganization our name was changes to “Golden Dragon Inc.”, which became the surviving publicly quoted parent holding company.

On May 9, 2014, we entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with CannaPharmaRx, Inc., a Colorado corporation (“Canna Colorado”), and David Cutler, a former President, Chief Executive Officer, Chief Financial Officer and director of our Company. Under the Share Purchase Agreement, Canna Colorado purchased 1,421,120 shares of our common stock from Mr. Cutler and an additional 9,000,000 restricted common shares directly from us.

On May 15, 2014, as amended and effective January 29, 2015, we entered into an Agreement and Plan of Merger (the “Merger”) pursuant to which Canna Colorado became a subsidiary of our Company. In October 2014, we changed our legal name to “CannaPharmaRx, Inc.”

Pursuant to the Merger, all of the shares of our common stock previously owned by Canna Colorado were cancelled. As a result of the aforesaid transactions we became an early-stage pharmaceutical company whose purpose was to advance cannabinoid research and discovery using proprietary formulation and drug delivery technology then under development.

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In April 2016, we ceased operations. Our then management resigned their respective positions with our Company, with the exception of Mr. Gary Herick, who remains as one of our officers and directors.

Our executive offices are located at Our principal place of business is located at 2 Park Plaza, Suite 1200B, Irvine, CA, 92614, phone (949) 652-6838. Our website address is www.cannapharmarx.com.

Because we have not generated any revenues during our prior two years, following is our Plan of Operation.

PLAN OF OPERATION

We have not yet commenced generating any revenues and have not generated any revenues over the past two years. For a review of our Plan of Operation, see Description of Business, above.

Prior to our acquisition of AMS we were classified as a “shell” company. The Securities and Exchange Commission and certain states have enacted statutes, rules and regulations regarding the sales of securities of shell companies, as well as limitations on a shareholder’s ability to sell their “restricted” securities. Rule 144 is not available to a shareholder of a shell company unless and until the Company files a report with the SEC that includes certain specific information about existing business operations of a registrant and thereafter must wait an additional one year to take advantage of that exemption from registration. The purpose of this report is to satisfy the reporting and disclosure requirements so as to allow us to cease being considered a “shell” company in a year.

LIQUIDITY AND CAPITAL RESOURCES

As of September 30, 2018, we had $682,059 in cash.

Recent Financings

In April 2018, we issued 60,000 shares of our Series A Convertible Preferred Stock at a price of $1.00 per share to our current management, all of whom are accredited investors. Each share of Series A Convertible Preferred Stock is convertible into 1,250 shares of common stock and vote on an as converted basis. The rights and designations of these Preferred Shares include the following:

•	entitles the holder thereof to 1,250 votes on all matters submitted to a vote of the shareholders;

•	The holders of outstanding Series A Convertible Preferred Stock shall only be entitled to receive dividends upon declaration by the Board of Directors of a dividend payable on our Common Stock whereupon the holders of the Series A Convertible Preferred Stock shall receive a dividend on the number of shares of Common Stock in to which each share of Series A Convertible Preferred Stock is convertible;

•	Each Series A Preferred Share is convertible into 1,250 shares of Common Stock; and

•	not redeemable.

In January 2019, we closed a private offering of 12% Convertible Debentures where we accepted subscriptions in the aggregate amount of $2,072,000 from 35 accredited investors, as that term is defined in Rule 501 of Regulation D. Each Convertible Debenture is convertible into shares of our common stock at the lesser of $0.40 or a 50% of the closing market price on the date a business combination valued at greater than $5,000,000 is completed., We relied upon the exemption from registration provided by Rule 506 of Regulation D to issue the Convertible Debentures. We used the proceeds from this offering for the purchase of AMS, as well as working capital, including costs associated with the preparation of over three years of reports that had not been filed with the SEC.

We estimate that in order to consummate the acquisition of Great Northern, as well as to complete development of the cultivation facilities, we will require up to $12 million (CAD) in additional financing. We cannot provide any assurances that we will be able to raise such funds or whether we would be able to raise such funds on terms that are favorable to us. We may seek to borrow monies from lenders at commercial rates, but such lenders will probably be at higher than bank rates, which higher rates could, depending on the amount borrowed, render the net operating income of any of our planned profitable businesses insufficient to cover the interest burden.

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Currently, we have no committed source for any funds as of the date hereof. No representation is made that any funds will be available when needed. In the event funds cannot be raised if and when needed, we may not be able to carry out our business plan and could fail in business as a result of these uncertainties.

Inflation

Although our operations are influenced by general economic conditions, we do not believe that inflation had a material effect on our results of operations during the nine-month period ended September 30, 2018.

Critical Accounting Estimates

The discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The following represents a summary of our critical accounting policies, defined as those policies that we believe are the most important to the portrayal of our financial condition and results of operations and that require management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock as of the date of this Report, by (i) each person known to us to own more than 5% of our outstanding Common Stock as of the date of this Report, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. The address for each Beneficial Owner named is the address of our principal executive office. The percentage of ownership is based upon 18,942,608 Common Shares and 60,000,000 Series A Convertible Preferred Shares issued and outstanding as of the date of this Report.

Title of Class	Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

Common and Series A Preferred	Gary Herick(1)(3) 2 Park Plaza Suite 1200B Irvine, CA 92614	26,166,000(2)	27.9%
Series A Preferred	James Samuelson(1) 2 Park Plaza Suite 1200B Irvine, CA 92614	25,000,000(2)	26.6%
Series A Preferred	Matt Nicosia(1) 2 Park Plaza Suite 1200B Irvine, CA 92614	25,000,000(2)	26.6%
Common and Series A Preferred	All Officers and Directors as a Group (3 person)	76,166,000	81.1%

_______________________

(1)	Officer and/or Director of our Company.
(2)	Includes 20,000 shares of Series A Convertible Preferred Share will entitle the holder thereof to 1,250 votes on all matters submitted to a vote of the shareholders.
(3)	Includes 826,000 shares of our Common Stock owned by companies owned and controlled by Mr. Herick, as well as family members. Mr. Herick disclaims ownership of 300,000 of these shares.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning management of our Company as of the date of filing of this Report.

Name	Age	Position
James Samuelson	48	Chief Executive Officer, President, Director
Gary Herick	55	Chief Financial Officer, Director
Matt Nicosia	44	Director

James Samuelson, 48, was appointed as a director of our Company in April 2018 and as our President and Chief Executive Officer in November 2018. Since June 2017, Mr. Samuelson has served as a consultant to Vivakor, Inc., a Nevada corporation based in Irvine, CA, whose common stock trades on the OTC Markets which is an asset acquisition company focused on the natural resources and precious metals industry. From January 2006 to June 2016, Mr. Samuelson served as CEO and President of Mid-America Renewable Fuels, Inc., a privately held company engaged in the development and acquisition of renewable energy facilities. Prior to 2006, Mr. Samuelson served as the Chief Financial Officer of a publicly traded technology company headquartered in Berlin, Germany and worked as an investment banker in Paris, France and Vienna, Austria. Mr. Samuelson received a B.S.B.A. in 1992 and a MBA in 1996, both from Creighton University.

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Gary Herick, 55, was appointed as our Chief Financial Officer in April 2018. Since April 2016, he had been our President and CEO, as well as a director, a position he has retained. In addition to his positions with our Company, Mr. Herick has been President of Arrowhead Consulting, LLC, Edwards, Colorado, a general business consulting company. From May 2011 through August 2017, he was also Director of Finance for Hinto Energy Inc., a public reporting company until 2017 that was engaged in the oil and gas industry. In August 2017, a petition to place Hinto Energy in involuntary bankruptcy was filed. As of the date of this Report no final adjudication of this matter has occurred.

Matthew Nicosia 44, was appointed as a director of our Company in April 2018. Since November 2006, Mr. Nicosia has also been the Chairman and CEO of Vivakor Inc., a Nevada corporation based in Irvine, CA, whose common stock trades on the OTC Markets, which is an asset acquisition company focused on the natural resources and precious metals industry. In addition, from January 2011 through March 2012, Mr. Nicosia was founder, Chairman and CEO of Regeneca, Inc. a Southern California-based skin care company, which produced consumer, prescription and OTC products distributed through plastic surgeons and dermatologists as well as through retail and other mass-marketing channels. Mr. Nicosia received his Bachelor of Arts degree in International Relations and Portuguese from Brigham Young University in 1997 and an MBA from Pepperdine University in 2002. Mr. Nicosia is fluent in Portuguese and Spanish.

Director Independence

As of the date of this Report our Board of Directors consists of three members. Our Common Stock is not currently listed for trading on a national securities exchange and, as such, we are not subject to any director independence standards. No member of our Board of Directors is considered an independent director. We evaluated independence in accordance with the rules of The New York Stock Exchange, Inc., which generally provides that a director is not independent if: (i) the director is, or in the past three years has been, an employee of ours; (ii) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (iii) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (iv) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (v) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (vi) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or 2% of that other company’s gross revenues.

Board Committees

As of the date of this Report we do not have any committees of our Board of Directors. We expect to form an Audit Committee, a Compensation Committee, a Corporate Governance Committee, and a Nominating Committee in the near future. Thus, there is a potential conflict of interest in that our directors have the authority to determine issues concerning management compensation, in essence their own, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executives or directors.

There are no family relationships among any of our officers or directors.

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Involvement in Certain Legal Proceedings

To our knowledge, except for Mr. Herick, none of our directors and executive officers have not been involved in any of the following events during the past ten years, except as indicated herein:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, with the exception of Gary Herick who served as an officer of Hinto Energy which is subject to an involuntary bankruptcy proceeding in 2017, In addition, Mr. Herick was subject to a personal bankruptcy that was discharged in 2009;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Report Compliance

Section16(a) of the Securities Exchange Act of 1934 (the “34 Act”) requires our officers and directors and persons owning more than ten percent of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Additionally, Item 405 of Regulation S-K under the 34 Act requires us to identify in our Form 10-K and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent year or prior years. To the best of our knowledge, all but one of the required reports were filed, but some were filed late. The individual who has not yet filed his report is awaiting receipt of log in information from a former affiliated company in order to allow him to file.

Code Of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

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•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal report of violations of the code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the code.

In 2014, we adopted a corporate Code of Business Conduct and Ethics (our “Code of Ethics”) that applies to our principal executive officer, principal accounting officer, and all persons performing similar functions, and we distributed this document to all of our then employees. We now ask all new employees to acknowledge in writing their receipt and understanding of this document as part of the hiring process. Our Code of Ethics is publicly available on our Internet website at http://cannapharmarx.com/wp-content/uploads/2014/12/Business_Code_of_Conduct.pdf.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and our most highly compensated executive officers in 2017 and 2016. We did not then have an established policy to provide compensation to members of our Board of Directors for their services in that capacity, although we may choose to adopt a policy in the future.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary ($)		Bonus ($)		Option awards ($)	All other compensation ($)		Total (S)

Gary Herick, CFO (1)	2018	105,541							105,541
	2017	–							–
	2016	92,459	(1)	–		–	–		92,459

Nick Colvin (2)	2018	27,500		-		-	-		27,500

James Samuelson (2) (3)	2018	27,500			-	-		-	27,500

Matthew Nicosia (3)	2018	27,500		-		--		-	27,500

James Smeeding, President (4)	2017	–							–
	2016	50,000		–		–	–		50,000

Mathew Sherwood, VP of R&D(4)	2017	–		–		–	–		–
	2016	50,000		–		–	–		50,000

_______________________

(1)	Mr. Herick resigned as Chief Financial Officer effective February 9, 2015, and was appointed again as our, CEO, President, CFO and sole director in April 2016. His 2016 compensation was accrued and paid during 2018.
(2)	Mr. Samuelson was appointed as our President and CEO in November 2018 when Mr. Colvin resigned from those positions
(3)	Was appointed as a director in April 2018.
(4)	Resigned their positions with our Company in April 2016.

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There were no employment or other agreements with our executive officers in 2018, 2017 or 2016.

Outstanding Equity Awards at Fiscal Year-End

Mr. Herick was granted stock options to purchase an aggregate of 750,000 common shares at an exercise price of $1.00. These options expire November 1, 2024 if not exercised. These option which were fully vested were the only stock options outstanding as of December 31, 2017.

Director Compensation

No compensation was paid to Mr. Herick, our only director in 2015, 2016 and 2017.

We paid each of our officers and directors a one time fee of $27,500 in 2018. Our directors did not receive any compensation during the years ended December 31, 2017 and 2016, in consideration for their services rendered in their capacity as directors. and no arrangements are presently in place regarding compensation to directors for their services as directors or for committee participation or special assignments. We did not pay any directors fees for meeting attendance.

We do not believe risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect upon us

Equity Compensation Plans

As of the date of this Report we do not have any equity compensation plan but may adopt one or more in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2018 we paid Mr. Herick a total of $121,000 for accrued salary, plus an additional $50,000 in officer compensation. We also paid each of our directors a one-time fee of $27,500 for their service to us.

In April 2018, we issued 60,000 shares of our Series A Convertible Preferred Stock at a price of $1.00 per share to our current management, all of whom are accredited investors. Each share of Series A Convertible Preferred Stock is convertible into 1,250 shares of common stock and vote on an as converted basis. The rights and designations of these Preferred Shares include the following:

•	entitles the holder thereof to 1,250 votes on all matters submitted to a vote of the shareholders;

•	The holders of outstanding Series A Convertible Preferred Stock shall only be entitled to receive dividends upon declaration by the Board of Directors of a dividend payable on our Common Stock whereupon the holders of the Series A Convertible Preferred Stock shall receive a dividend on the number of shares of Common Stock in to which each share of Series A Convertible Preferred Stock is convertible;

•	Each Series A Preferred Share is convertible into 1,250 shares of Common Stock; and

•	not redeemable.

As of December 31, 2018, there was $150,000 due to two former directors, which was accrued salaries arising out of services provided in 2015 and 2016. We are currently in discussions with these individuals to settle this obligation.

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On April 1, 2018 we changed our principal place of business to 2 Park Plaza, Suite 1200 – B. Irvine, CA 92614. This space is provided to us on a twelve-month term by a company to which Mr. Nicosia, one of our directors, serves as Chief Executive Officer. Our monthly rent is $1,000, however, as of the date of this report we have not made any rent payments and continue to accrue those amounts as accounts payable.

DESCRIPTION OF CAPITAL STOCK

Common Stock

There are 300,000,000 shares of Common Stock, $.0001 par value, authorized, with 18,942,608 shares currently issued and outstanding. The holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor, subject to any preferential dividend rights of outstanding Preferred Stock, which may be authorized and issued in the future. Upon a liquidation, dissolution or winding up of our Company the holders of Common Stock are entitled to receive ratably the net assets available after the payment of all debts and other liabilities, and subject further only to the prior rights of any outstanding Preferred Stock which may be authorized and issued in the future. The holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are, and the shares offered herein will be, when issued and paid for, fully paid and non-assessable. Cumulative voting in the election of directors is not permitted and the holders of a majority of the number of outstanding shares will be in a position to control the election of directors at a general shareholder meeting and may elect all of the directors standing for election. We have no present intention to pay cash dividends to the holders of Common Stock.

Preferred Stock

Our Certificate of Incorporation, as amended, also authorizes ten million shares of Preferred Stock, par value of $0.0001 per share. In April 2018, we issued 60,000 shares of our Series A Convertible Preferred Stock at a price of $1.00 per share to our current management, all of whom are accredited investors. Each share of Series A Convertible Preferred Stock is convertible into 1,250 shares of common stock and vote on an as converted basis. The rights and designations of these Preferred Shares include the following:

•	entitles the holder thereof to 1,250 votes on all matters submitted to a vote of the shareholders;

•	The holders of outstanding Series A Convertible Preferred Stock shall only be entitled to receive dividends upon declaration by the Board of Directors of a dividend payable on our Common Stock whereupon the holders of the Series A Convertible Preferred Stock shall receive a dividend on the number of shares of Common Stock in to which each share of Series A Convertible Preferred Stock is convertible;

•	Each Series A Preferred Share is convertible into 1,250 shares of Common Stock; and

•	not redeemable.

The Preferred Stock is entitled to preference over the Common Stock with respect to the distribution of assets of our Company in the event of liquidation, dissolution, or winding-up of our Company, whether voluntarily or involuntarily, or in the event of the any other distribution of our assets, among our stockholders for the purposes of winding-up affairs. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

Transfer Agent and Registrar

We have retained Mountain Share Transfer LLC, 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339, phone (303) 460-1149 as the transfer agent for our securities.

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Shares Eligible for Future Sale

As of the date of this report we have an aggregate of 18,942,608 common shares issued and outstanding. Of these shares, approximately 800,000 are held in street name and are eligible to trade. The balance of our common shares will be not eligible for sale pursuant to the exemption from registration provided by Rule 144 until one year from the date of this report due to our status as a “shell” company. However, we anticipate filing a registration statement with the SEC in the foreseeable future to register additional shares.

It is anticipated that our Common Stock will be considered a “penny stock” and will continue to be considered a penny stock so long as it trades below $5.00 per share and as such, trading in our Common Stock will be subject to the requirements of Rule 15g-9 under the Securities Exchange Act of 1934. Under this rule, broker/dealers who recommend low-priced securities to persons other than established customers and accredited investors must satisfy special sales practice requirements. The broker/dealer must make an individualized written suitability determination for the purchaser and receive the purchaser’s written consent prior to the transaction.

SEC regulations also require additional disclosure in connection with any trades involving a “penny stock,” including the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and its associated risks. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from recommending transactions in our securities, which could severely limit the liquidity of our securities and consequently adversely affect the market price for our securities. In addition, few broker or dealers are likely to undertake these compliance activities. Other risks associated with trading in penny stocks could also be price fluctuations and the lack of a liquid market. See “RISK FACTORS.”

The proposed business activities described herein classify us as a “shell” company. The Securities and Exchange Commission and certain states have enacted statutes, rules and regulations regarding the sales of securities of shell companies, as well as limitations on a shareholder’s ability to sell their “restricted” securities. Rule 144 is not available to a shareholder of a shell company unless and until the Company files a report with the SEC that includes certain specific information about existing business operations of a registrant and thereafter must wait an additional one year to take advantage of that exemption from registration. Rule 144, adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933, generally provides an exemption for the resale or privately offered securities provided the conditions of the rule are met, which include, among other limitations, that the securities be held for a minimum of six months due to the fact that we expect to be a reporting company pursuant to the Securities Exchange Act of 1934, as amended. Consequently, our shareholders who are affiliates and whose shares are not being registered as part of the registration statement we have filed with the SEC may not be able to avail themselves of Rule 144 or otherwise be readily able to liquidate their investments in the event of an emergency or for any other reason, and the shares may not be accepted as collateral for a loan. If such non-affiliate has owned the shares for at least six months, he or she may sell the shares without complying with any of the restrictions of Rule 144 once we are deemed a reporting company.

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MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASE OF EQUITY SECURITIES

Market Information

Our Common Stock is quoted on the over the counter pink sheets under the trading symbol “CPMD.” Trading volume in our Common Stock is very limited. As a result, the trading price of our Common Stock is subject to significant fluctuations.

There can be no assurance that a liquid market will develop in the foreseeable future.

Transfer of our Common Stock may also be restricted under the securities or blue sky laws of certain states and foreign jurisdictions. Consequently, investors may not be able to liquidate their investments and should be prepared to hold the Common Stock for an indefinite period of time.

The following table sets forth the high and low bid quotations for our Common Stock as reported on the on the pink sheets for the periods indicated.

	High	Low
Fiscal 2018	$	$

First Quarter	$2.01	$0.51
Second Quarter	1.65	0.55
Third Quarter	2.55	0.51
Fourth Quarter	4.00	1.20

Fiscal 2017

First Quarter	1.00	0.40
Second Quarter	0.60	0.35
Third Quarter	0.39	0.15
Fourth Quarter	0.55	0.15

As of February 13, 2019, the closing price of our Common Stock was $1.45.

As of the date of this report we are currently engaged in causing our Common Stock to be listed for trading on the Canadian Securities Exchange. We are undertaking this dual listing to allow our current and anticipated Canadian shareholders the opportunity to trade their shares. While no assurances can be provided, we anticipate that our application will be accepted and we will begin trading our Common Stock on or before June 2019.

The Securities Enforcement and Penny Stock Reform Act of 1990

The Securities and Exchange Commission has also adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As of the date of this Report, our Common Stock is defined as a “penny stock” under the Securities and Exchange Act. It is anticipated that our Common Stock will remain a penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, which makes it more difficult for a purchaser to liquidate his/her investment. Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in us will be subject to Rules 15g-1 through 15g-10 of the Securities and Exchange Act. Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

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The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the Commission, which:

•	contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

•	contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of the Securities Act of 1934, as amended;

•	contains a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and the significance of the spread between the bid and ask price;

•	contains a toll-free telephone number for inquiries on disciplinary actions;

•	defines significant terms in the disclosure document or in the conduct of trading penny stocks; and

•	contains such other information and is in such form (including language, type, size and format) as the Securities and Exchange Commission shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, to the customer:

•	the bid and offer quotations for the penny stock;

•	the compensation of the broker-dealer and its salesperson in the transaction;

•	the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and

•	monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements will have the effect of reducing the trading activity in the secondary market for our stock because it will be subject to these penny stock rules. Therefore, stockholders may have difficulty selling their securities.

Holders

As of December 31, 2018, there were 18,942,608 shares of our Common Stock issued and outstanding, As of the date of this Report there were 18,942,608 Common Shares issued and outstanding, held by 210 holders of record, not including those persons holding shares in “street name.”

Stock Transfer Agent

Our stock transfer agent for our securities is Mountain Share Transfer, Inc., 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339. Their telephone number is (303) 460-1149.

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Dividends

We have never declared or paid any cash dividends on our Common Stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Reports

We are subject to certain reporting requirements and furnish annual financial statements to our stockholders, certified by our independent accountants, and furnish unaudited quarterly financial statements in our quarterly reports filed electronically with the SEC. All reports and information filed by us can be found at the SEC website, www.sec.gov.

Indemnification of Officers and Directors

Section 145 of the Delaware General Corporation Law provides for, under certain circumstances, the indemnification of our officers, directors, employees and agents against liabilities that they may incur in such capacities. Below is a summary of the circumstances in which such indemnification is provided.

In general, the statute provides that any director, officer, employee or agent of a corporation may be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred in a proceeding (including any civil, criminal, administrative or investigative proceeding) to which the individual was a party by reason of such status. Such indemnity may be provided if the indemnified person’s actions resulting in the liabilities: (i) were taken in good faith; (ii) were reasonably believed to have been in or not opposed to our best interests; and (iii) with respect to any criminal action, such person had no reasonable cause to believe the actions were unlawful. Unless ordered by a court, indemnification generally may be awarded only after a determination of independent members of the Board of Directors or a committee thereof, by independent legal counsel or by vote of the stockholders that the applicable standard of conduct was met by the individual to be indemnified.

The statutory provisions further provide that to the extent a director, officer, employee or agent is wholly successful on the merits or otherwise in defense of any proceeding to which he or she was a party, he or she is entitled to receive indemnification against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the proceeding.

Indemnification in connection with a proceeding by us or in our right in which the director, officer, employee or agent is successful is permitted only with respect to expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense. In such actions, the person to be indemnified must have acted in good faith, in a manner believed to have been in our best interests and must not have been adjudged liable to us, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expense which the Court of Chancery or such other court shall deem proper. Indemnification is otherwise prohibited in connection with a proceeding brought on our behalf in which a director is adjudged liable to us, or in connection with any proceeding charging improper personal benefit to the director in which the director is adjudged liable for receipt of an improper personal benefit.

Delaware law authorizes us to reimburse or pay reasonable expenses incurred by a director, officer, employee or agent in connection with a proceeding in advance of a final disposition of the matter. Such advances of expenses are permitted if the person furnishes to us a written agreement to repay such advances if it is determined that he or she is not entitled to be indemnified by us.

The statutory section cited above further specifies that any provisions for indemnification of or advances for expenses does not exclude other rights under our certificate of incorporation, by-laws, resolutions of our stockholders or disinterested directors, or otherwise. These indemnification provisions continue for a person who has ceased to be a director, officer, employee or agent of the corporation and inure to the benefit of the heirs, executors and administrators of such persons.

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The statutory provision cited above also grants us the power to purchase and maintain insurance policies that protect any director, officer, employee or agent against any liability asserted against or incurred by him or her in such capacity arising out of his or her status as such. Such policies may provide for indemnification whether or not the corporation would otherwise have the power to provide for it.

At present, we do not maintain directors’ and officers’ liability insurance in order to limit the exposure to liability for indemnification of directors and officers, including liabilities under the Securities Act; however, we are in the process of obtaining such insurance.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this amended Current Report is incorporated into this item by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the disclosure set forth in Item 1.01 to this amended Current Report relating to the completion of the acquisition of AMS, we believe that we are no longer a shell company, as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. The purpose of this amended Report is to comply with the disclosure requirements applicable to eliminating our status as a “shell” company.

Item 7.01	Regulation FD Disclosure

Our Press Release relating to the acquisition of AMS described above is attached as Exhibit 99.5 and is hereby incorporated as if set forth.

Item 9.01.	Financial Statements and Exhibits.

(a)     Financial Statements of business acquired

In accordance with Item 9.01(a), AMS’s audited financial statements for the years ended December 31, 2017 and 2016 and the unaudited financial statements for the nine months ended September 30, 2018 were previously filed in our first amended Form 8-K and are incorporated herein as if set forth.

(b)     Pro forma financial information

In accordance with Item 9.01(b), unaudited pro-forma consolidated financial statements were previously filed as part of this 8-K and are incorporated herein as if set forth.

(c)     Exhibits.

No.	Description
99.7	Press Release Announcing Acquisition of AMS *

* Previously filed in our prior Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2019	CANNAPHARMARX, INC.
(Registrant)

By: /s/James Samuelson
James Samuelson, Chief Executive Officer

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